EXHIBIT 32
CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report on Form 10-Q of USEC Inc. for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. § 1350, John K. Welch, President and Chief Executive Officer, and John C. Barpoulis, Senior Vice President and Chief Financial Officer, each hereby certifies, that, to his knowledge:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USEC Inc.

November 5, 2008	/s/ John K. Welch
John K. Welch
President and Chief Executive Officer

November 5, 2008	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer